U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): June 25, 2009

                           CLEAN ENERGY AND POWER, INC.
            (Exact Name of Registrant as Specified in Its Charter)

          Nevada                       0-30448                   20-0420885
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
         of Incorporation)                                  Identification No.)

409 North Pacific Coast Highway, Suite 799, Redondo Beach, California   90277
            (Address of Principal Executive Offices)                 (Zip Code)

         Registrant's telephone number, including area code: (949) 873-8071


                           5G Wireless Communications, Inc.
           (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On June 25, 2009, the Company filed a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State.
This amendment changes the name of the Company to Clean Energy and Power, Inc. See Exhibit 10 to this Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-K.


                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: June 26, 2009                   By: /s/ Bo Linton
                                       Bo Linton, President

                              EXHIBIT INDEX

Number                        Description


10 Certificate of Amendment to Articles of Incorporation, dated June 25, 2009 (filed herewith).

                                EX-10
        CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION



                       Certificate of Amendment to
                        Articles of Incorporation
                       For Nevada Profit Corporation
    (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1.  Name of corporation: 5G Wireless Communications, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

                                Article 1:

     "The name of this corporation is: Clean Energy and Power, Inc."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 99%.

4.  Effective date of filing (optional): _________________________________
(must not be later than 90 days after the certificate is filed)

5.  Officer Signature (required): /s/  Bo Linton
                                  Bo Linton, CEO

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.